Sandler O’Neill & Partners, L.P. 2007 West Coast Financial Services Conference March 6, 2007 F. Morgan Gasior Chief Executive Officer Exhibit 99.1

Safe Harbor Provisions of the Private Litigation
Reform Act of 1995
Certain statements made and information contained in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this presentation, the words "may,"
"will," "should," "would," "anticipate," "estimate," "expect,” "plan," "believe," "intend," and similar expressions identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following without limitation: general, regional, and local economic conditions and their effect on interest rates, the company and its customers; credit risks and risks from concentrations (geographic and by industry) within the loan portfolio; changes in regulations or accounting policies affecting financial institutions; the costs and effects of litigation and of unexpected or adverse outcomes of such litigation; technological changes; acquisitions and integration of acquired business; the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities; the outcome of efforts to manage interest rate or liquidity risk;
competition; and acts of war or terrorism. Investors are urged to carefully review and consider the various disclosures made by BankFinancial Corporation in its periodic reports filed with the Securities and Exchange Commission, including the risk factors and other information disclosed in BankFinancial Corporation’s Annual Report on Form 10-K for the most recently ended fiscal year. Copies of these filings are available at no cost on the SEC's web site at http://www.sec.gov or on BankFinancial’s web site at www.bankfinancial.com. The Company undertakes no obligation to release revisions to these forward-looking statements or to reflect events or conditions occurring after the date of this presentation.

Focused Metropolitan Chicago Community Bank
Total Assets $1.6 billion
Total Loans $1.3 billion
Total Deposits $1.1 billion
Market Capitalization $433 million
Equity $326 million
Ticker Symbol BFIN
Banking Offices 18
Customers 67,976
Communities Served 470
Strategic Focus
All data as of 12/31/06
Expand Metropolitan Chicago Presence
Acquisitions: Good Structural / Cultural Fit
Highly Selective Limited de Novo Branching

Diverse Commercial Lending: Strong Credit Quality
Multi-Family (22.20%)
Nonresidential (23.97%)
Construction (6.37%)
Commercial Leases (10.40%)
Commercial Loans (6.68%)
Home Equity Line of Credit (5.70%)
Consumer (0.66%)
Residential (24.00%)
22.20%
23.97%
24.00%
6.37%
6.68%
10.40%
0.66%
5.70%
69% Loans to Commercial Borrowers
Stable Illinois / Midwestern Geographic
Concentration and Strong National Corporate
Lessees
Dedicated Internal Commercial Loan Origination
Capability
0.69% Non-Performing Loans to Total Loans
1
Expressed as % of total 2006 Commercial Loan Originations.
Regional Commercial Banking: 80.8%
1
Commercial Leasing:                   16.3%
1
Wholesale Loans:                          2.9%
1

DDA (12.00%)
NOW (23.00%)
Savings (10.00%)
Money Market (23.00%)
Retail CD (30.00%)
Wholesale CD (2.00%)
23.00%
10.00%
23.00%
30.00%
2.00%
12.00%
Core Deposits: Combining Tradition & Technology
68% Transaction and Savings Deposits
2% Wholesale Deposits
Traditional Service Consistency Supplemented
by Telephone & Online Banking Service
Convenience
Targeted Deposit Marketing Based on Customer
Relationships and Proximity to Established
Branch Locations
Emphasis on Customer Linkage Via Technology
2
Online Banking Participation Expressed as a % of Total Customers by Category.
Personal / Household: 24%
2
Commercial / Cash Management: 27%
2

NIM & Capital Management: Strength & Opportunity
Strong Capital Position
Multiple Sources of Shareholder Returns
Financial Considerations: Acquisitions
Proven Acquisition Integration Capability
3.00%
3.50%
4.00%
IVQ 2005 IVQ 2006
Net Interest Margin Net Interest Rate Spread
17.50%
18.00%
18.50%
19.00%
19.50%
20.00%
20.50%
IVQ 2005 IVQ 2006
Tangible Equity to Tangible Total Assets
Equity to Total Assets
0%
First Dividend in 2006; Raised Dividend in 2007
Commenced 10% Share Repurchase in 2006
Earnings Accretion
Recovery of Tangible Book Value Dilution
3.60%
3.74%
(NIM)
2.91% 2.91%
(NIS)
Success National Bank - 2001
University National Bank - 2006

Stock Performance Since Conversion June 23, 2005 = 100 80.0 100.0 120.0 140.0 160.0 180.0 200.0 6/23/05 9/23/05 12/23/05 3/23/06 6/23/06 9/23/06 12/23/06 BFIN Russell 2000 America's Community Banks

Helping Our Customers, Communities and Stockholders Do More Towards Reaching Their Financial Goals